Aspiriant Trust

Supplement dated August 14, 2026 to the

Statement of Additional Information dated August 1, 2026

This supplement updates information in the Statement of Additional Information (“SAI”) and should be read in conjunction with that document.

•	Effective August 14, 2026, Douglas Hendrickson no longer serves as Treasurer of Aspiriant Trust (the “Trust”). Accordingly, all references in the SAI to Mr. Hendrickson as Treasurer of the Trust are deleted in their entirety.

•	Effective August 14, 2026, Laura Boucher serves as Treasurer of the Trust and no longer serves as Assistant Treasurer and Assistant Secretary of the Trust. Accordingly, the following information about Ms. Boucher replaces the information currently in the table titled “Officers” under “Management of the Funds” in the SAI:

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Laura Boucher Age 45	Treasurer	Indefinite: since 2026	Assistant Treasurer and Assistant Secretary, Aspiriant Trust (2023-2026); Senior Manager, Fund Administration, Aspiriant, LLC (2015-present)

Please retain this supplement for future reference.